VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 385
                   INVESTMENT GRADE MUNICIPAL TRUST, SERIES 16

                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 27, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of Investment Grade Municipal Trust, Series 16 from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.

Supplement Dated:  July 3, 2002